UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2017

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas		66612
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(785) 575-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

WESTAR ENERGY, INC.

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2017, we issued a press release announcing our earnings for the period ended June 30, 2017. A copy of our August 8, 2017 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. We are also including our 2017 Second Quarter Earnings package, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended (the "Securities Act"), unless specifically identified therein as being incorporated by reference.

Item 7.01. Regulation FD Disclosure

On August 8, 2017, we also released an investor presentation. A copy of that investor presentation is attached hereto as Exhibit 99.3. This information is available to the public on our website, http://www.WestarEnergy.com. The information furnished pursuant to this Item 7.01, except for the portions included in Item 8.01 and Exhibit 99.4 as set forth below, will not be incorporated by reference into any registration statement filed by us under the Securities Act, unless specifically identified therein as being incorporated by reference.

Item 8.01. Other Events.

As previously reported, on July 9, 2017 we entered into an Amended and Restated Agreement and Plan of Merger with Great Plains Energy Incorporated (“Great Plains Energy”), Monarch Energy Holding, Inc. (“Monarch”), and King Energy, Inc., and for certain limited purposes, GP Star, Inc. The portions of the investor presentation that relate to our pending merger with Great Plains Energy are being filed herewith as Exhibit 99.4 in compliance with Rule 425 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated August 8, 2017

Exhibit 99.2	2017 Second Quarter Earnings Package

Exhibit 99.3	Investor Update - August 8, 2017

Exhibit 99.4	Merger Excerpts from Investor Update - August 8, 2017

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transactions, Monarch will file a Registration Statement on Form S-4, that includes a joint proxy statement of Great Plains Energy and Westar Energy, which also constitutes a prospectus of Monarch. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED BY MONARCH, GREAT PLAINS ENERGY AND WESTAR ENERGY WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT PLAINS ENERGY, WESTAR ENERGY, MONARCH AND THE PROPOSED TRANSACTION.

Investors can obtain free copies of the Registration Statement and joint proxy statement/prospectus and other documents filed by Monarch, Great Plains Energy and Westar Energy with the SEC at http://www.sec.gov, the SEC’s website, or free of charge from Great Plains Energy’s website (http://www.greatplainsenergy.com) under the tab, “Investor Relations” and then under the heading “SEC Filings.” These documents are also available free of charge from Westar’s website (http://www.westarenergy.com) under the tab “Investors” and then under the heading “SEC Filings.”

Participants in Proxy Solicitation

Great Plains Energy, Westar Energy and their respective directors and certain of their executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Great Plains Energy’s and Westar Energy’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of Great Plains Energy is included in its definitive proxy statement for its 2017 annual meeting filed with SEC on March 23, 2017. Information regarding the officers and directors of Westar is included in an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on April 28, 2017. Additional information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials filed with SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Forward Looking Statements

Certain matters discussed in this communication are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2016 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 3, 14 and 16; (2) those discussed in the company's Quarterly Reports on Form 10-Q filed on May 9, 2017 and Aug. 8, 2017, (a) under the heading "Forward-Looking Statements." (b) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations, (c) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 3, 11, 12 (in the Form 10-Q filed on May 9, 2017), and 13 (in the Form 10-Q filed on Aug. 8, 2017), and (d) ITEM 1A. Risk Factors; and (3) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date:	August 8, 2017	By:	/s/ Larry D. Irick
		Name:	Larry D. Irick
		Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 99.1	Press Release dated August 8, 2017
Exhibit 99.2	2017 Second Quarter Earnings package
Exhibit 99.3	Investor Update - August 8, 2017
Exhibit 99.4	Merger Excerpts from Investor Update - August 8, 2017